Exhibit 10.5

GUARANTY OF RECOURSE CARVEOUTS

THIS GUARANTY OF RECOURSE CARVEOUTS (this “Guaranty”) is made as of the 14th day of March, 2012, by GREGG RECHLER, MITCHELL RECHLER and DONALD RECHLER (jointly and severally, “Guarantor”), in favor of STANDARD MICROSYSTEMS CORPORATION, a Delaware corporation, having an office at 80 Arkay Drive, Hauppauge, New York 11788 (the “Lender”).

R E C I T A L S :

WHEREAS, contemporaneously herewith, Lender is making a loan to REP 80 ARKAY DRIVE, LLC, a New York limited liability company (“Borrower”) in the principal amount of Sixteen Million Two Hundred Thousand and No/100 Dollars ($16,200,000.00) (the “Loan”), which Loan is evidenced by that certain Mortgage Loan Note, dated of even date herewith, made by Borrower, as maker, in favor of Lender, as payee (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Note”);

WHEREAS, the Loan is secured by, among other things, that certain Mortgage and Security Agreement (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Mortgage”), dated as of even date herewith, made by Borrower in favor of Lender and granting Lender a first priority lien on that certain real property known as 80 Arkay Drive, Hauppauge, New York and as more particularly described on Schedule A to the Mortgage (the “Premises”), together with the buildings and other improvements located thereon (the “Improvements”); and together with the Premises, collectively, the “Property”); and

WHEREAS, Lender requires as a condition to the making of the Loan that Guarantor shall have executed and delivered this Guaranty for the benefit of Lender.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, Guarantor hereby represents, warrants and covenants to Lender as follows:

1.             Authorization and Enforceability of Loan Documents. The Note, Mortgage and all of the other documents executed and delivered by Borrower in connection with the Loan (the Note, Mortgage and such other documents being hereinafter referred to, collectively, as the “Loan Documents”) have been duly authorized and executed by Borrower and are legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other legal or equitable principles now or hereafter in effect generally affecting creditors’ rights and remedies.

2.             Obligations Guaranteed. (A)            Guarantor hereby unconditionally guarantees to Lender the obligations or liabilities of Borrower to Lender for any loss, damage (excluding consequential damages), cost, expense, liability, claim or other obligation incurred by Lender (including reasonable attorneys’ fees and costs reasonably incurred), as well as the payment of all Enforcement Costs (as hereafter defined) arising out of or in connection with the following:

(i)             fraud or material misrepresentation by or on behalf of Borrower, its agents or representatives, or any Guarantor in connection with the Loan;

(ii)            intentionally omitted;

(iii)           the breach of any representation, warranty, covenant or indemnification provision in the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

(iv)           intentionally omitted;

(v)            the misapplication or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to all or any part of the Mortgaged Property, (B) any Awards or other amounts received in connection with the Condemnation of all or any part of the Property, or (C) any Rents following an Event of Default;

(vi)           Section 1.25 of the Mortgage is violated with respect to the requirements for Mortgagor to obtain (x) approval of the Mezzanine Lender (as defined in the Mortgage) if certain financial criteria are not met or (y) Lender’s approval of the mezzanine loan documents, which, pursuant to the Mortgage, shall not be unreasonably withheld, delayed or conditioned by Lender;

(vii)          any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or any conveyance of the Property by deed-in-lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

(B)           Guarantor hereby unconditionally guarantees to Lender the payment of the full amount of the Debt, including, without limitation, all outstanding principal due in respect of the Loan, all accrued interest thereon, and all other amounts, obligations or liabilities of Borrower to Lender in respect of the Loan under the Loan Agreement, the Mortgage and the other Loan Documents, as well as the payment of all Enforcement Costs, upon the occurrence of any of the following events:

(i)             Intentionally omitted;

(ii)            If Borrower shall (A) voluntarily commence a case under any applicable bankruptcy, insolvency, creditors rights or other similar law now or hereafter in effect (collectively, the “Insolvency Laws”), (B) voluntarily make any assignment for the benefit of creditors under any Insolvency Law, or (C) become the debtor in or subject of any involuntary case or proceeding under any Insolvency Law and any such case or proceeding shall have been facilitated, coordinated and/or directed by Borrower, any Affiliate or principal of Borrower or any Guarantor and/or in any such involuntary case or proceeding involving Borrower, Borrower shall consent to the entry of an order for relief or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or of any substantial part of Borrower’s property;

(iii)           If Guarantor shall (A) voluntarily commence a case under any applicable Insolvency Laws, (B) voluntarily make any assignment for the benefit of creditors under any Insolvency Law, or (C) become the debtor in or subject of any involuntary case or proceeding under any Insolvency Law if such case or proceeding shall have been facilitated, coordinated and/or directed by any Guarantor, any Affiliate or principal of any Guarantor or Borrower and/or in any such involuntary case or proceeding involving Guarantor, Guarantor shall consent to the entry of an order for relief or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Guarantor or of any substantial part of such Guarantor’s property; or

(iv)           If Guarantor (or any Person comprising Guarantor), or Borrower, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Lender under or in connection with this Guaranty, the Note, the Mortgage or any other Loan Document, seeks a defense, judicial intervention or injunctive or other equitable relief of any kind or asserts in a pleading filed in connection with a judicial proceeding any defense of Borrower against Lender or any right in connection with any security for the Loan which the court in any such action or proceeding, determines that Borrower’s defense is without merit, or such request for judicial intervention or injunctive or other equitable relief is denied.

(C)           For purposes hereof, “Enforcement Costs” shall mean any and all actual and reasonable expenses that may be paid or incurred by the Lender in the collection of all or any portion of the Guarantor’s obligations hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Lender under the Loan Documents or hereunder, including, without limitation, reasonable attorneys’ fees, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower’s obligations. As used herein, “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof, and any fiduciary acting in such capacity on behalf of any of the foregoing.

(D)           Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents.

3.             Unconditional Guaranty. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and performance and not of collection and is in no way conditioned or contingent upon any attempt to enforce Lender’s rights against Borrower or to collect from the Borrower or upon any other condition or contingency; accordingly, Lender shall have the right to proceed against Guarantor immediately upon any Event of Default (as defined in the Mortgage) under the Note and/or Mortgage without taking any prior action or proceeding to enforce the Loan Documents or any of them or for the liquidation or foreclosure of any security you may at any time hold pursuant thereto. Guarantor hereby waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or any right of Guarantor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Guarantor constitute additional and cumulative benefits given to Lender for its security and as an inducement for its extension of credit to Borrower. Lender may at any time and from time to time take any and/or all actions and enforce all rights and remedies available to it hereunder or under applicable law to collect from Guarantor any amounts then due and payable hereunder by Guarantor and/or to cause Guarantor to fulfill his, her or its obligations hereunder

4.             Liability Unimpaired. Guarantor’s liability hereunder shall in no way be limited or impaired by, and Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of any of the Loan Documents or any other instrument made to or with Lender by Borrower or Guarantor, or any Person who succeeds Borrower as owner of all or part of the Property prior to foreclosure of the Mortgage or exercise of any power of sale contained therein. In addition, Guarantor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents, (ii) any sale, assignment or foreclosure of the Note or Mortgage or any sale or transfer of all or part of the property covered by the Mortgage, (iii) any exculpatory provision in any of said instruments limiting Lender’s recourse to the Property or to any other security, or limiting Lender’s rights to a deficiency judgment against Borrower, (iv) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law or otherwise, (v) the release or substitution in whole or in part of any security for the Loan, (vi) Lender’s failure to record the Mortgage or file any UCC financing statements (or Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, this Guaranty or any other instrument or agreement executed or delivered to Lender in connection with the Loan, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to Borrower’s obligations under the Loan Documents to payment of the Indebtedness (as defined in the Mortgage), (viii) the inaccuracy of any of the representations and warranties made by Borrower in the Mortgage or the other Loan Documents or (ix) any other action or circumstance whatsoever that constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of Borrower for its obligations under any of the Loan Documents or of Guarantor under this Guaranty; and, in any such case, whether with or without notice to Guarantor and with or without consideration.

5.             Preservation of Loan Documents. Guarantor will cause Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be modified and will not permit Borrower to take or to fail to take actions of any kind which might be the basis for a claim that Guarantor has a defense to Guarantor’s obligations hereunder.

6.             Intentionally Omitted.

7.             Indemnification; Payments; Certain Waivers. Guarantor (i) waives any right or claim of right to cause a marshalling of Borrower’s assets or to cause Lender to proceed against any of the security for the Loan or for the obligations guaranteed hereby before proceeding against Guarantor, (ii) agrees that any payments required to be made by Guarantor hereunder shall become due on written demand in accordance with the terms of Paragraph 2 hereof and without presentment to Borrower, demand for payment or protest, or notice of non-payment or protest, and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, Guarantor hereby waives all rights (x) to participate in any claim or remedy Lender may now or hereafter have against Borrower or in any collateral which Lender now has or hereafter may acquire for the obligations guaranteed hereby and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, any Guarantor, or any other person now or hereafter primarily or secondarily liable for any of Borrower’s obligations to Lender, and whether arising by contract or operation of law or otherwise by reason of Guarantor’s execution, delivery or performance of this Guaranty. Guarantor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against Borrower or any other Guarantor that Guarantor may have (the “Undersigned’s Rights”); provided however that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of Lender’ acts, and (ii) until the Loan shall have been paid in full, Guarantor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to Lender’s rights against Guarantor under this Guaranty or against Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any collateral securing the Loan.

8.             Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other person or for a substantial part of Borrower’s, Guarantor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to Paragraph 2 above and covered by Guarantor’s indemnity pursuant to Paragraph 7 above.

9.              Litigation, Compliance with Judgments. Each Guarantor represents and warrants with respect to itself that there are no actions, suits or proceedings pending or threatened against or affecting such Guarantor, at law, in equity or before or by any governmental authorities which would have a material effect on such Guarantor’s ability to perform his obligations hereunder; to the best of such Guarantor’s knowledge, such Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

10.            Authorization and Enforceability; No Conflicts. This Guaranty is a legal, valid and binding instrument, enforceable against Guarantor in accordance with its terms. Each Guarantor represents and warrants with respect to itself that the consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which such Guarantor is a party have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which such Guarantor is a party or by which such Guarantor may be bound or affected.

11.            Compliance with Laws. Each Guarantor represents and warrants with respect to itself that, to its actual knowledge, such Guarantor is in compliance with, and the transactions contemplated by the Loan Documents and this Guaranty do not and will not violate any provision of, or require any filing, registration, consent or approval under, any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, “Laws”) presently in effect having applicability to such Guarantor, and agrees that such Guarantor will comply promptly with all Laws now or hereafter in effect having applicability to such Guarantor.

12.            Accuracy of Information; Full Disclosure. Each Guarantor represents and warrants with respect to itself that neither this Guaranty nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of such Guarantor to Lender in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of such Guarantor, contains any untrue or misleading statement of a material fact; there is no fact which such Guarantor has not disclosed to Lender in writing which materially affects adversely any of the property covered by the Mortgage or the business affairs or financial condition of such Guarantor, or the ability of such Guarantor to perform this Guaranty and the other Loan Documents to which such Guarantor is a party.

13.            Intentionally Omitted.

14.            Non-Waiver Remedies Cumulative. No failure or delay on Lender’s part in exercising any right, power or privilege under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan shall operate as a waiver of any such privilege, power or right or shall be deemed to constitute Lender’s acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Lender of any right or remedy under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan on any one occasion shall not be construed as a bar to any right or remedy which Lender otherwise would have on any future occasion. The rights and remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

15.            Transfers of Interests in Loan. Guarantor acknowledges that Lender, at Lender’s sole discretion, may sell, assign or transfer interests in the Loan, this Guaranty and the other Loan Documents to one or more participants, purchasers and/or assignees (collectively, “Participants”) and agrees in connection therewith, all Loan Documents and other documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor, the Premises or the Improvements, may be provided to and retained by any such participant, purchaser or assignee or prospective participant, purchaser or assignee. Guarantor agrees that Lender shall have no obligation to give Guarantor written notice of any sale, assignment or transfer of any interest or participation in the Loan or any part thereof. Notwithstanding anything to the contrary herein, Lender acknowledges and agrees that in the event that it sells, assigns or transfers all or any part of Lender’s interest in this Loan that any such sale, assignment or transfer shall be expressly subject to Borrower’s right of offset to the extent permitted by the Note, whether or not the purchaser, assignee or transferee of the interest in the Loan is thereafter affiliated with or controlled by Lender.

16.            Separate Indemnity. Guarantor acknowledges and agrees that Lender’s rights (and Guarantor’s obligations) under this Guaranty shall be in addition to all of Lender’s rights (and all of Guarantor’s obligations) under any indemnity agreement executed and delivered to Lender by Borrower and/or Guarantor in connection with the Loan, and payments by Guarantor under this Guaranty shall not reduce any of Guarantor’s obligations and liabilities under any such indemnity agreement.

17.            Severability. Any provision of this Guaranty, or the application thereof to any person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any person or circumstance in any other jurisdiction.

18.            Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the Person against whom enforcement of the waiver, amendment or termination is sought.

19.            Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Lender and Guarantor and their respective heirs, personal representatives, successors and assigns. This Guaranty may be assigned by Lender with respect to all or any portion of the obligations guaranteed hereby, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Lender with respect to any portion of the obligations guaranteed hereby retained by Lender.

20.            WAIVER OF TRIAL BY JURY. GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

21.            ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

22.            Governing Law; Submission To Jurisdiction. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s principles of conflicts of law). Guarantor hereby irrevocably submits to the exclusive jurisdiction of any New York State or Federal court sitting in the County of Suffolk over any suit, action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in the County of Suffolk may be made by certified or registered mail, return receipt requested, directed to the Guarantor at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

23.            Paragraph Headings. Any paragraph headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof.

24.            Liability Unaffected by Release. Any other Person liable upon or in respect of any obligation hereby guaranteed, may be released without affecting the liability of Guarantor hereunder.

25.            Joint and Several Obligations. If more than one Person comprises Guarantor, then each such Person’s obligations and liability under this Guaranty shall be joint and several.

26.            Notices. Notices shall be given in the manner provided in the Mortgage and with respect to Guarantor at the address set forth below, with a copy of any such Notice to be given to: Lazer, Aptheker, Rosella & Yedid, P.C. 225, Old County Road, Melville, New York 11747, Attention: Matthew C. Lamstein, Esq.

27.            Principles of Construction. All references to sections, paragraphs, schedules and exhibits are to sections, schedules and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. The recitals to this Guaranty shall be deemed a part hereof and all exhibits and schedules attached hereto, if any, are incorporated herein by reference for all purposes. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined and “including” means including without limitation. Whenever the context requires, each gender shall include all other genders.

28.            Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized official as of the date first above stated.

/s/ Gregg Rechler
GREGG RECHLER

Address of Guarantor:

8T South Service Rd
Plainview NY 11803

/s/ Mitchell Rechler
MITCHELL RECHLER

Address of Guarantor:

8T South Service Rd
Plainview NY 11803

/s/ Donald Rechler
DONALD RECHLER

Address of Guarantor:

8T South Service Rd
Plainview NY 11803

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the 12th day of March in the year 2012, before me, the undersigned, personally appeared GREGG RECHLER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Matthew C. Lamstein
Notary Public

MATTHEW C. LAMSTEIN
Notary Public, State of New York
No. 02LA6130967
Qualified in Nassau County
Commission Expires July 25, 2013

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the 12th day of March in the year 2012, before me, the undersigned, personally appeared MITCHELL RECHLER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Matthew C. Lamstein
Notary Public

MATTHEW C. LAMSTEIN
Notary Public, State of New York
No. 02LA6130967
Qualified in Nassau County
Commission Expires July 25, 2013

STATE OF NEW YORK	)
: ss.:
COUNTY OF	)

On the 12th day of March in the year 2012, before me, the undersigned, personally appeared DONALD RECHLER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Matthew C. Lamstein
Notary Public

MATTHEW C. LAMSTEIN
Notary Public, State of New York
No. 02LA6130967
Qualified in Nassau County
Commission Expires July 25, 2013